UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM
8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934
Date of Report (Date of earliest event reported) July 1, 2026
Public Service Enterprise Group Incorporated
(Exact name of registrant as specified in its charter)

New Jersey	001-09120	22-2625848
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
80 Park Plaza
Newark,  New Jersey  07102
(Address of principal executive offices) (Zip Code)
973 430-7000
(Registrant’s telephone number, including area code)
Public Service Electric and Gas Company
(Exact name of registrant as specified in its charter)

New Jersey	001-00973	22-1212800
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
80 Park Plaza
Newark,  New Jersey  07102
(Address of principal executive offices) (Zip Code)
973 430-7000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Public Service Enterprise Group Incorporated

Common Stock without par value	PEG	New York Stock Exchange

Public Service Electric and Gas Company
8.00% First and Refunding Mortgage Bonds, due 2037	PEG37D	New York Stock Exchange
5.00% First and Refunding Mortgage Bonds, due 2037	PEG37J	New York Stock Exchange
Indicate by check mark whether any of the registrants is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if such registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

The information contained in Item 7.01 Regulation FD Disclosure in this combined Form
8-K
is separately furnished, as noted, by Public Service Enterprise Group Incorporated (PSEG) and Public Service Electric and Gas Company (PSE&G). Information contained herei
n r
elating to any individual company is provided by such company on its own behalf and in connection with its respective Form
8-K.
PSE&G makes representations only as to itself and makes no other representations whatsoever as to any other company.

Item 7.01	Regulation FD Disclosure
PSEG and PSE&G
On July 1, 2026, PSEG will post updated investor materials to its Investor Relations website at https://investor.pseg.com.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be s ign
ed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
(Registrant)

By:	/s/ Rose M. Chernick
ROSE M. CHERNICK
Vice President and Controller
(Principal Accounting Officer)
Date: July 1, 2026
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PUBLIC SERVICE ELECTRIC AND GAS COMPANY
(Registrant)

By:	/s/ Rose M. Chernick
ROSE M. CHERNICK
Vice President and Controller
(Principal Accounting Officer)
Date: July 1, 2026

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